TRANSAMERICA FUNDS

Transamerica Growth Opportunities

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statement of Additional Information

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Effective on or about March 1, 2016, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Morgan Stanley Investment Management Inc. with respect to Transamerica Growth Opportunities (the “fund”) and will enter into a new investment sub-advisory agreement with Alta Capital Management, LLC with respect to the fund. An information statement will be mailed to fund shareholders to provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser, the fund’s investment objective, principal investment strategies, principal risks, benchmark index, portfolio managers, as well as the fund’s name, will change. The fund will also have a lower advisory fee schedule. These changes are described below.

The fund’s investment adviser, TAM, will remain the same.

Effective on or about March 1, 2016, the fund will be renamed Transamerica Multi-Cap Growth. The following information will supplement and supersede any contrary information contained in the Prospectuses, Summary Prospectuses, and Statement of Additional Information concerning the fund:

INVESTMENT OBJECTIVE:  Seeks long-term capital appreciation

FEES AND EXPENSES:

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	A	B	C	I	I2
Management fees [a]	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%
Other expenses	0.36%	0.49%	0.41%	0.25%	0.08%
Total annual fund operating expenses	1.28%	2.16%	2.08%	0.92%	0.75%
Less fee waiver and/or expense reimbursement [b]	0.03%	0.16%	0.08%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.25%	2.00%	2.00%	0.92%	0.75%

[a] Management fees have been restated to reflect a reduction in advisory fees effective March 1, 2016.

[b] Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2017 to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.00%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2017 without the Board of Trustees’ consent. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:
Share Class	1 year	3 years	5 years	10 years
A	$670	$931	$1,211	$2,008
B	$703	$961	$1,245	$2,256
C	$303	$644	$1,111	$2,404
I	$94	$293	$509	$1,131
I2	$77	$240	$417	$930
If the shares are not redeemed:
Share Class	1 year	3 years	5 years	10 years
A	$670	$931	$1,211	$2,008
B	$203	$661	$1,145	$2,256
C	$203	$644	$1,111	$2,404
I	$94	$293	$509	$1,131
I2	$77	$240	$417	$930

PRINCIPAL INVESTMENT STRATEGIES:

The fund’s sub-adviser, Alta Capital Management, LLC (the “sub-adviser”), under normal conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies of any size. The sub-adviser seeks to achieve the fund’s investment objective by building a portfolio focused primarily on growth stocks of U.S. companies of any capitalization that the sub-adviser believes will generate above-benchmark returns over a full market cycle.

The sub-adviser utilizes a bottom-up, fundamental approach to identify a group of approximately 30-35 stocks which it believes will outperform the Russell 3000® Growth Index. The sub-adviser anticipates making investments in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small capitalization companies. The sub-adviser may invest up to 10% of the fund’s assets in securities of foreign companies, including emerging market securities, primarily indirectly through American Depositary Receipts (ADRs).

The sub-adviser seeks to invest in what the sub-adviser believes are quality companies with a demonstrated history of consistent growth and stability in earnings that they believe are selling at an attractive valuation relative to future growth expectations. Quality is measured by, among other factors, a company’s demonstrated ability to consistently grow earnings and free cash flow. Other characteristics of quality companies generally include high returns on capital; attractive profit margins; financial flexibility; and a leading industry position. The sub-adviser seeks to purchase stocks of companies capable of sustaining these competitive advantages well into the future.

Research is primarily performed in-house by the sub-adviser and relies on proprietary screens and valuation models. A security may be sold as it reaches the sub-adviser’s fair valuation, its growth or quality attributes are undermined or it underperforms beyond a set limit.

Risk control is inherent to the investment management process. The sub-adviser believes a strict screening process, rigorous assessment of a company’s competitive advantages, and conservative valuation assumptions minimize risk at the individual stock level. Additional risk control measures at the portfolio level include placing bands on individual stock and sector weightings, normally investing no more than 20% of the fund’s net assets in small capitalization companies, and generally maintaining a minimum of 40% of the fund’s net assets invested in large capitalization companies.

PRINCIPAL RISKS: Risk is inherent in all investing. Many factors affect the fund’s performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

Depositary Receipts (ADRs) – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Large Capitalization Companies – The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Manager – The fund is subject to the risk that the sub-adviser’s judgments and investment decisions, as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the sub-adviser to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Market – The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.

In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected.

Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Portfolio Management – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the sub-adviser or adviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the sub-adviser and could have an adverse effect on the value or performance of the fund.

Rule 144A and Privately Placed Securities – The fund’s investments may include privately placed securities such as Rule 144A securities, which are subject to resale restrictions. Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.

Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

SUB-ADVISER:

Alta Capital Management, LLC has been a registered investment adviser since 1981. As of June 30, 2015, Alta Capital Management, LLC has approximately $2 billion in total assets under management. The sub-adviser’s principal business address is 6440 South Wasatch Boulevard, Suite 260, Salt Lake City, UT 84121.

PERFORMANCE

The primary benchmark of the fund is the Russell 3000® Growth Index.

PORTFOLIO MANAGERS:

Name	Sub-Adviser	Positions Over Past Five Years
Michael O. Tempest	Alta Capital Management, LLC	Portfolio Manager of the fund since 2016; Managing Principal and Chief Investment Officer with Alta Capital Management, LLC since 1996
Melanie H. Peche, CFA	Alta Capital Management, LLC	Portfolio Manager of the fund since 2016; Portfolio Manager and Principal with Alta Capital Management, LLC since 2009

ADVISORY FEES:

Effective on or about March 1, 2016, TAM will receive compensation, calculated daily and paid monthly, at the indicated annual rates (expressed as a percentage of the fund’s average daily net assets):

First $700 million	0.67%
Over $700 million up to $1.5 billion	0.66%
Over $1.5 billion up to $3 billion	0.64%
In excess of $3 billion	0.60%

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Investors Should Retain this Supplement for Future Reference

December 23, 2015